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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              -------------------



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  December 8, 1995


Vanguard Real Estate Fund II, A Sales-Commission-Free Income Properties Fund
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(Exact name of the registrant as specified in its character)



Massachusetts                      0-17656                 23-2482429
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(State of other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)



Vanguard Financial Center, Malvern, PA                     19355
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (610) 669-1000
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                                     INDEX

                                                                    Page No.
Cover Page  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ITEM
NO.

Item 1.    Change in Control of Registrant  . . . . . . . . . . . . . . . 2
           -------------------------------
Item 2.    Acquisition or Disposition of Assets . . . . . . . . . . . . . 2
           ------------------------------------
Item 3.    Bankruptcy or Receivership . . . . . . . . . . . . . . . . . . 2
           --------------------------
Item 4.    Changes in Registrant's Certifying Accountant  . . . . . . . . 2
           ---------------------------------------------
Item 5.    Other Events . . . . . . . . . . . . . . . . . . . . . . . . . 2
           ------------
Item 6.    Resignation of Registrant's Directors  . . . . . . . . . . . . 2
           -------------------------------------
Item 7.    Financial Statements and Exhibits  . . . . . . . . . . . . . . 2
           ---------------------------------
Item 8.    Change in Fiscal Year  . . . . . . . . . . . . . . . . . . . . 2
           ---------------------



Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3



Exhibit Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

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Item 1.   Change in Control of Registrant

          None

Item 2.   Acquisition or Disposition of Assets

          None

Item 3.   Bankruptcy or Receivership

          None

Item 4.   Changes in Registrant's Certifying Accountant

          None

Item 5.   Other Events

          On December 8, 1995, the Fund's Board of Trustees adopted a plan of liquidation and termination. This plan is being undertaken in the eighth year of the Fund's initially contemplated seven-to-twelve-year life. The decision to adopt the plan of liquidation at this time was driven by several factors, including real estate market conditions and tax considerations affecting real estate investment trusts. The plan of liquidation contemplates the orderly sale of, and the distribution of net proceeds received from, the Fund's remaining real estate investments over the next 24 months.

          At December 8, 1995 the Fund held investments in three income-producing commercial properties or portfolios (consisting of one office complex located in San Carlos, California, one shopping center located in Boulder, Colorado, and one industrial park located in Bucks County, Pennsylvania) and a limited partnership interest that owns an income-producing property (located in Mountain View, California). The Fund's real estate investments at November 30, 1995 had a recorded book value of approximately $26.0 million, or $4.05 per share.

          In addition, at its regular meeting on December 6, 1995, the Board of Trustees declared a $1.25 per share distribution, payable on December 28, 1995, to shareholders of record as of December 26, 1995. This distribution will be made from the Fund's cash reserves, which were approximately $9 million at November 30, 1995. The capital distribution will reduce the book value of the Fund's shares and also the amount of future income the Fund may be expected to generate.

Item 6.   Resignation of Registrant's Directors

          None

Item 7.   Financial Statements and Exhibits

          The Plan of Liquidation and Termination for Vanguard Real Estate Fund II is attached as an exhibit on pages 5-9 of this Report.

Item 8.   Change in Fiscal Year

          None





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Vanguard Real Estate Fund II,
                 A Sales-Commission-Free Income Properties Fund




DATE: January 9, 1995                     BY: /s/ Ralph K. Packard
     -----------------                       ----------------------
                                             Ralph K. Packard
                                             Vice President and Controller





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                                EXHIBIT INDEX




                                                                     Page No.
2.  Plan of Liquidation and Termination - Vanguard Real Estate
      Fund II ........................................................ 5-9





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